UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2022

Cornerstone Building Brands, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway	Suite 400	Cary	NC	27513
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $.01 par value per share	CNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 14, 2022, Cornerstone Building Brands, Inc. (the “Company”) acknowledged that the Company had received a non-binding best and final proposal (the “Proposal”) from funds affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) to acquire all of the Company’s outstanding shares of common stock not already owned by CD&R. The board of directors of the Company (the “Board”) previously formed a special committee of independent directors (the “Special Committee”) to evaluate and consider any potential or actual proposal from CD&R and any other alternative proposals or other strategic alternatives that may be available to the Company.

Prior to the making of the Proposal, the Company granted CD&R a limited waiver (the “Limited Waiver”) of the standstill restrictions contained in the Stockholders Agreement, dated November 16, 2018, by and among the Company and the stockholders party thereto in order to permit the submission of the Proposal (as well as to permit CD&R to pursue, develop and, if later approved by the Board upon the recommendation of the Special Committee, enter into the transaction contemplated by the Proposal).

The foregoing description of the Limited Waiver does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Limited Waiver, a copy of which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 14, 2022, the Company issued a press release which acknowledged that the Company had received the Proposal. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Limited Waiver, dated February 12, 2022
99.1	Press Release, dated February 14, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Alena S. Brenner
Name: Alena S. Brenner
Title: Executive Vice President, General Counsel and Corporate Secretary

Date: February 14, 2022